SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                         ------------------------

                               FORM 8-K

                            CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 15, 1995


                   FORD CREDIT 1995-A GRANTOR TRUST
        (Ford Credit Auto Receivables Corporation - Originator)
    ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                       33-57273             38-2973806
--------                       --------             ----------
(State of other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



The American Road, Dearborn, Michigan            48121
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

ITEM 5.  OTHER EVENTS

      The monthly distribution of principal and interest to Certificateholders relating to the Ford Credit 1995-A Grantor Trust is contained in the Monthly Report for the Collection Periods ending October 31, 1995 provided to Chemical Bank,
as trustee.   Such Monthly Report is attached hereto as
Exhibit 19 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


EXHIBITS

DESIGNATION    DESCRIPTION                        METHOD OF
                                                  FILING

Exhibit 19      Report for the month ending     Filed with this
                October 31, 1995 provided to    Report.
                Chemical Bank, as trustee
                under the Ford Credit
                1995-A Grantor Trust.

                                SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                FORD CREDIT 1995-A GRANTOR TRUST
                                  (FORD CREDIT AUTO RECEIVABLES
                                     CORPORATION - ORIGINATOR)



Date:  November 15, 1995                 By:/s/R. P. Conrad
                                         -------------------
                                         R. P. Conrad
                                         Assistant Secretary
                                         of Ford Credit Auto
                                         Receivables Corporation,
                                         originator of Trust

                               EXHIBIT INDEX


DESIGNATION     DESCRIPTION

Exhibit 19      Report for the month ending
                October 31, 1995 provided to
                Chemical Bank, as trustee
                under the Ford Credit
                1995-A Grantor Trust.